UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2009

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

(703) 902-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 1, 2009, Primus Telecommunications Group, Incorporated (the “Company”) issued a press release announcing that its wholly-owned subsidiaries, Primus Telecommunications Holding, Inc. (the “U.S. Issuer”) and Primus Telecommunications Canada, Inc. (the “Canadian Issuer”), subject to market and other conditions, plan to offer $130,000,000 principal amount of units (the “Units”), each Unit to consist of $653.85 principal amount of Senior Secured Notes due 2016 issued by the U.S. Issuer and $346.15 principal amount of Senior Secured Notes due 2016 issued by the Canadian Issuer, pursuant to a confidential offering memorandum in a private placement under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2, about its business, which information is incorporated by reference herein.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 hereto to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing. The information contained in this Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Exhibit Description

Exhibit 99.1	Press release, dated December 1, 2009, of Primus Telecommunications Group, Incorporated.

Exhibit 99.2	Information furnished regarding the Primus Telecommunications Group, Incorporated’s business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Date: December 1, 2009	By:	/S/ THOMAS R. KLOSTER
Thomas R. Kloster Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

Exhibit 99.1	Press release, dated December 1, 2009, of Primus Telecommunications Group, Incorporated.

Exhibit 99.2	Information furnished regarding the Primus Telecommunications Group, Incorporated’s business.